SUPPLEMENT DATED MAY 1, 2012
TO PROSPECTUS DATED MAY 1, 2008

WRL BENEFACTORSM
An Individual Flexible Premium Variable Life Insurance Policy
Issued through
WRL Series Life Account G
By
Western Reserve Life Assurance Co. of Ohio
The following information hereby supplements or amends, and to the extent is inconsistent replaces, certain information contained in your prospectus:

The following is added to the front cover of the prospectus:

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Communication	www.westernreserve.com
All payments made by check, and all claims , correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

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Range of Expenses for the Portfolios1 ,2

The table below shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2011.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.43%	1.00%

1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds.  Western Reserve has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 2011.  Current or future expenses may be greater or less than those shown.
2The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 5 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2012.

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Effective January 6, 2012:

Our affiliate, World Group Securities, merged with Transamerica Financial Advisors, Inc.  (“TFA”).  TFA serves as Western Reserve’s main distribution channel.

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The following replaces the respective paragraph under “Revenue We Receive”:

Rule 12b-1 Fees. We, and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the Policies,  indirectly receives 12b-1 fees from the funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.35% of the average daily assets of the certain underlying fund portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

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The following information is added to the section entitled “Ownership Rights”:

No designation or change in designation of an owner will take effect unless we receive (i) a transfer of ownership form or (ii) an Internal Revenue Service Form W-9 along with a written request to designate or change the designation of an owner.  The request will take effect as of the date we receive it, in good order, at our mailing address, or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received.

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The following paragraph is added to the section entitled “Disruptive Trading and Market Timing” after the second paragraph under “Deterrence”:

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels.  At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios).  Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

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Illustrations:

The information contained in both the explanation and "Hypothetical Illustrations" is out-of-date and should not be relied upon.  In addition, current hypothetical illustrations for the new portfolios are not included in the Appendix.

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For additional information, you may contact us at our administrative office at 1-800-851-9777, from 8:30a.m. – 7:00p.m., Eastern time or visit our website at: www.westernreserve.com.  TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") (formerly NASD) describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2008 PRODUCT PROSPECTUS